Generation Zero Group

Shareholder Meeting
Key Stakeholders
November 19, 2015

Statements in this document may be "forward-looking statements" within the meaning of Federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including, but not limited to, the need to manage our growth and integrate new businesses, our ability to develop strategic relationships, our ability to compete with other technology, data and software companies, technology risks, and other risks and factors. Such forward-looking statements speak only as of the date on which they are made, and Generation Zero Group, Inc. and Find.com, Inc. do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Generation Zero Group   Find...   Zeekly...

Topics for Today

- Overview
- Find.com
- Zeekly.com
- Branding, Social & Mobile
- Generation Zero Group

Email questions throughout the meeting to **tina.cheney@generationzerogroup.com**

Overview

Expansion on Prior Strategy

Shopping:

We built all of the Shopping elements from our previous shareholder call

- Our experience and research have revealed two key trends in online shopping that have changed our thinking:
  1. Prices reach equilibrium quickly in the ecommerce space. Without our own direct product sourcing, inventory, logistics, and shipping, it is difficult to be competitive, and we don't have the funding to invest in all of that infrastructure.
  2. Online Shopping has become much more social. Examples: Wal-Mart acquired Luvocracy, Yahoo acquired Polyvore, Pinterest has entered the shopping space, Amazon has carved out part of its site for social shopping, Facebook purchased TheFind.
- We will continue to offer shopping, but it will be integrated with the rest of our website in a more social way.

Fundraising:

Goal was to raise $250K of capital

- Raised $185K, with remainder (and then some) loaned by CEO.
- We are ready to begin another round of fundraising, the first step of which is this shareholder meeting to publicly disclose our strategy and intentions.

Bigger Role for Other Functionality:

Innovation in Search, Video, New Verticals, Branding, Social, Mobile, and User Experience all play a much bigger role in our expanded strategy

- Details on following pages

Go-Forward Strategy: 2 Primary Websites

Find...

Find.com

Zeekly...

Zeekly.com

Find...

Generation Zero Group

Find...

Zeekly...

Current Shopping Site | shopping.find.com



Find...
CATEGORIES
HOME
MEN
WOMEN
ABOUT US
CONTACT
BLOG
Jewelry
Health & Beauty
Accessories
AVANI
SKIN CARE
find your
RADIANT
GLOW
FEATURED PRODUCTS
Ojavan Ska Yela Facial Cleanser & Make-up Remover
$28.50
Ojavan Hitto Rx Muscle Repair
$17.10
AVANI Mineral Therapy Mud
$23.99
AVANI Purifying Mud Facial Mask
$39.99
AVANI Eyebrow Trio Kit
$24.99
Ojavan Decadent-Botanical Body Butter
$20.90
FEATURED BRANDS
AVANI
ALLÉGRESSE
BUREN
Ingersoll
CUSTOMER SERVICE
POLICIES
FOLLOW US
NEWSLETTER

Featured Products (Direct Sales):

- The site navigation brings up featured products which we sell directly and keep the profit.
- Online shopping has become very price-competitive, and the battleground has therefore shifted to user experience and loyalty.
- We spent over $17K on traffic purchases (mostly Pay-Per-Click) in 2015, but generated less than $2K in Gross Sales and less than $1K in Gross Margin on those sales.
- Direct Sales will no longer be offered on our Find.com shopping site.

Product Search (Referral Income):

- Over the same period of time, we generated over $3K in referral income from the search bar, with no pay-per-click costs.
- Moving forward we will continue to emphasize and expand our referral income streams.
- We recently invested in robust technology to "spider" the web ourselves which, combined with data from direct feeds, will give us one of the most comprehensive sets of product and shopping information available on the web.

Generation Zero Group Find... Zeekly...

Current Find.com Home Page | Search


Find...
Web
Video
Images
News Search
Amazon
eBay
Twitter
More
FIND...
Needle in Haystack
Show all
Only from United States
Show all
Translate Find.com Search:
English
Español
Français
Deutsch
More Languages...


Find
Web
Video
Images
News Search
Amazon
eBay
Twitter
More
bicycle
FIND...
Needle in Haystack
Show all
Only from United States
Showing results 1-10 out of 29,900,000 for bicycle
View image results for bicycle
Bicycle - Wikipedia, the free encyclopedia
en.wikipedia.org - Found on Google
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Bicycle - Wikipedia, the free encyclopedia
en.wikipedia.org/wiki/Bicycle - Found on Bing
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Find Bikes, Cycling Clothing, Bike Parts & Bike Shoes Or Your Local ...
www.performancebike.com - Found on Google
Email Link Quick Look Comments (0)
Bicycling
www.bicycling.com - Found on Bing
Email Link Quick Look Comments (0)

Why should I use Find.com instead of Google?

- Combined search results from Google, Yahoo, AND Bing
- Thumbnail previews of web pages
- Privacy: 2048-bit encryption for data transfer, and no storage of IP addresses or personal information
- Current search categories: Web, Video, Images, News, Amazon, eBay, Wiki, Sports, Medical, Dictionary, iTunes, Shopping, etc.
- Capability to create additional search categories as we add verticals to the site

The Future of Find.com | MultiSearch


Find...
Welcome to the future of search... Find.com MultiSearch!
SEARCH
© Find.com, Inc. 2015 - CONFIDENTIAL DO NOT SHARE
This is a prototype page to convey the Find.com MultiSearch concept and is not fully functional.


Find...
Welcome to the future of search... Find.com MultiSearch!
camping
SEARCH

What Is MultiSearch?

- MultiSearch is an explosion of information that fully realizes the potential of the Find.com name
  - Find ANYTHING
  - Find EVERYTHING
  - Don't just search. FIND!
- Basic engine already built and fully functional
- We plan to build more verticals
- Each search frame will display almost identically as on our mobile site and mobile apps
- Users will be able to select which search frames to display in what order, including their own custom search frames.
- Users will be able to create and share their own custom search pages with friends.
- Monetize with ads, commissions on sales, commissions on job searches, etc.

Try out the beta version for yourself at
find.com/call/multisearch.php

GZ Generation Zero Group   Find...   Zeekly...

MultiSearch Interim Designs


Find.com
https://find.com/
Find...
Go
Sign up/in
Showing results 1-10 out of 6,650,000 for inxs
INXS - Wikipedia, the free encyclopedia
INXS (pronounced "in excess") was Australian rock band, formed as Th Brothers in 1977 in Sydney, New S Wales. They began playing covers in ...
en.wikipedia.org • Found on Google
INXS | Official Website
Official website of INXS. Band. Mus News. iTunes. Store. Photos. TV M Series - Never Tear Us Apart.
inxs.com • Found on Yahoo
INXS - Facebook
INXS. 1259535 likes · 1952 t this. INXS Official Facebook
www.facebook.com • Found on Google
- Wikipedia, the free
1,200,000 videos for inxs.
INXS - Af...
(4:08)
Found on...
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INXS - El...
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INXS - Di...
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INXS - Pr...
(3:27)
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Include in image search results
Google
Yahoo!
Zeekly
Flickr
6 results for inxs.
Washaway I Definition of washaway by Merri-am-Webster
Professor at Universidad de Chile. I heard that in an INXS song (Original SIN)... dream on white girl, to find your dreams have washed away. Like · Reply · Mar ...
www.merriam-webster.com • Found on Google
Mystify I Definition of mystify by Merriam-Web-ster
Definition of MYSTIFY for Kids: to confuse or bewilder completely <His strange behavior has mystified us.>
www.merriam-webster.com/dictionary/mystify • Found on Yahoo
Afterglow I Definition of afterglow by Merri-am-Webster
Full Definition of AFTERGLOW 1 : a glow remaining where a light has disappeared 2 : a pleasant effect or feel-ing that lingers after something is done, experienced, or achieved <basking in the afterglow of success> See after-glow defined for English-language learners See afterglow defined for kids ...
www.merriam-webster.com/dictionary/afterglow • Found on Yahoo

Generation Zero Group

Find...

Zeekly...

Additional Verticals for Find.com

Request For Proposal (RFP) Process

- Published a detailed 43-page description of our development needs, including a comprehensive style guide and descriptions of planned verticals
- Distributed to potential development partners
- Currently in discussions with two lead candidates whose interests and abilities are different enough that we may be able to work with both of them
- As part of the process of building the RFP, we expanded and clarified our own plans, as described in this document. Namely, Search, MultiSearch, Zeekly, New Verticals, and the new strategies for Shopping and Content.

Current Plan/Sequence for Added Verticals

1. Shopping Aggregator
2. Jobs Aggregator
3. News
4. Local Classifieds
5. Yellow Pages / White Pages

Zeekly...

Generation Zero Group

Find...

Zeekly...

Current Video Page | Zeekly.com



Welcome to Zeekly, a Find.com community for sharing your story through pictures & video.
Click here to learn more...
Donald Trump Pre Fox Business Debate Rally
Most Viewed Videos
Recent Videos
Photos

Why should I use Zeekly instead of YouTube?

- Ability to upload images/photos (in addition to videos)
- Better content violation system
- Strong community features
- Ability to back up YouTube channels to Zeekly
- Create groups to share videos and photos with invited friends (i.e., families, soccer teams, social groups, etc.)

Generation Zero Group

Find...

Zeekly...

The Future of Zeekly.com


Welcome to Zeekly, a Find.com community for sharing your story through pictures & video.
Click here to learn more...
Donald Trump Pre Fox Business Debate Rally
Most Viewed Videos
Recent Videos
aetna
Photos

Significant Future Differentiators:

- Continue all existing functionality
- Multiview Video Preview – several videos play simultaneously in one video window. Mouse over for audio, click to maximize.
- Create custom apps for any user's channel for a reasonable price, or free for power users
- Allow users to sell products directly on Zeekly without redirecting to another webpage and without even stopping the video
- Revenue share on app sales and product sales
- Easy to copy content over from YouTube or Vimeo. Power users on those sites can keep their sites there, but also open a new channel on Zeekly and easily copy their content over.

Branding, Social & Mobile


Find.com - Ho
Shopping at Fi
Find.com | blo
Zeekly - Zeekl
https://find.com
Find...
Zeekly...
...Shopping
...Blog

Find...

Find

Zeekly...

Generation Zero Group

Find...

Zeekly...

Developing an Icon Style

For a possible Mobile App Portfolio


Find
Find.com
Find: my stuff
my stuff
Find: my stuff
.com
Find.com
Find
Find: Shopping
Find: Shopping
Find: Shopping
shopping
Find: Shopping
Find:Ties
Find:shopping
Zeekly
Zeekly Video
Zeekly
politics
Zeekly: Politics
Zeekly Video
Zeekly Video
Zeekly Video
Zeekly Food
food
Zeekly: Food
politics
Zeekly: Politics
Zeekly Video
Find: news
topics
Find: topics
topics
Find: topics
topics
Find: topics
Find: topics
movies
Find: movies
food
Find: food
Find: topics

Generation Zero Group

Find...

Zeekly...

Social Pages


Social
Find...
Zeekly...
...Shopping
...blog
facebook.com/findcom
facebook.com/zeekly
facebook.com/findshopping
twitter.com/find_dot_com
plus.google.com/+Find_dot_com
pinterest.com/findcom


www.facebook.com/findcom/?ref=hl
People are visiting your Page
Update your Page's settings to get notified when people visit, like or mention your Page.
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THIS WEEK
13,084
Post Reach
422
Post Engagement
0
Website Clicks
www.facebook.com/findshopping?_rdr=p
Shopping.Find.com
www.facebook.com/zeekly
Browsing All Categories:
All
Other
Autos & Vehicles
Entertainment Website


www.pinterest.com/findcom/
shopping.find.com
Your source for Finds in Fashion. Currently we have Finds in Jewelry, Cosmetics and Skin Care for Women. With Finds in Ties and Accessories for Men.
Find.com
@Find_dot_com
Finds in jewelry and cosmetics with much much more to come! #shopping | Connect with us!

Generation Zero Group

Find...

Zeekly...

Mobile Apps


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Generation Zero Group
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Generation Zero Group, Inc. is a
listed on the OTCQB Marketplac
symbol GNZR.
Transfer Agent
Island Stock Transfer
15500 Roosevelt Blvd.
Suite 301
Clearwater, FL 33760
Phone: 727-289-0010
Fax: 727-289-0069
Corporate Counsel
The Loev Law Firm, PC
6300 West Loop South
Suite 280
Bellaire, Texas 77401
Phone: 713-524-4110
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Generation Zero Group

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Generation Zero Group

Generation Zero Group

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Generation Zero Group, Inc.

Public information found on www.generationzerogroup.com and www.sec.gov/edgar:

- Following every quarter
- Following any major event
- Prior to any shareholder meeting

Stock symbol: GNZR

- Currently listed on OTC – QB
- Evaluate other exchanges in the future
- DTC Eligible

Financing round:

- Initial bridge funding round to fund Find.com for up to $250,000 over the next couple months
- Followed by a larger equity raise of $2-5M

GZ Generation Zero Group Find... Zeekly...

Questions?

Now:

Email: tina.cheney@generationzerogroup.com

Any Time:

Phone:

General Inquiries: (470) 809-0707

Email:

General Inquiries: info@generationzerogroup.com
Investor Related: investor@generationzerogroup.com
Richard Morrell: richard.morrell@generationzerogroup.com

Mailing Address:

13663 Providence Road
Suite #253
Weddington, NC 28104

GZ Generation Zero Group   Find...   Zeekly...